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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                                November 17, 1997


                      Banc One Auto Grantor Trust 1996 - A
                   -----------------------------------------
                   (Issuer with respect to the Certificates)

                              Bank One, Texas, N.A.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                  United States
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                  (State or other jurisdiction of organization)


        333-1092
       333-1092-01                                        75-2270994
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 (Commission File Number)                   (IRS Employer Identification Number)



            c/o Bank One, Texas, N.A., as Servicer, 1717 Main Street,
                    Attn: Jeff Stewart, Dallas, Texas 75201
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (214) 290-7437

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Item 5.  Other Events


         On November 17, 1997, the Banc One Auto Grantor Trust 1996-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.10% Asset Backed Certificates and Class B 6.25% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

         This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Banc One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from October 15, 1997 through November 14, 1997 and for the Collection Period from October 1, 1997 through October 31, 1997.

Item 7.  Exhibits

         See page 4 for Exhibit Index


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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 BANC ONE AUTO GRANTOR TRUST 1996-A

                                 By:  Bank One, Texas, N.A., as Servicer on
                                 behalf of the Trust


Date: November 7, 1997           By: /s/ Jeff Stewart
      ----------------               -----------------------
                                 Name:   Jeff Stewart
                                 Title:  Vice President



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EXHIBIT INDEX


Exhibit  Description                                                      Page
-------  -----------                                                     ------

99.1     Monthly Statements and Additional Information.....................5-13